Unaudited Pro Forma Condensed Financial Statements The accompanying unaudited pro forma condensed financial statements present the pro forma consolidated financial position and results of United Insurance Holdings Corporation (the “Company” or “UIHC”), after the de-consolidating of its wholly-owned subsidiary, United Property & Casualty Insurance Company, an insurance company organized under the laws of the State of Florida (“UPC”). The Company has determined that UPC is insolvent as defined by Section 631.011, Florida Statutes. Accordingly, UPC has notified the Florida Office of Insurance Regulation of its financial condition and admits that grounds exist for the appointment of a Receiver of UPC for rehabilitation or liquidation, pursuant to Sections 631.051 and 631.061, Florida Statutes. The Company has presented the pro forma effect of de-consolidating UPC from its reported results on September 30, 2022 and December 31, 2021. These pro forma results have also been adjusted to reflect the balance sheet and income statement impacts of the disposal of certain assets related to UPC, the tax impacts of these asset disposals and the re-classification of certain balances on the balance sheet to the proper financial statement presentation. Explanations of each adjustment can be found directly following these financial statements. All amounts presented in these pro forma financial statements are presented in thousands, except for share amounts and per share amounts. No other entities are involved in this transaction. UNITED INSURANCE HOLDINGS CORP.

UNITED INSURANCE HOLDINGS CORP.

Unaudited Pro Forma Condensed Balance Sheet
As of September 30, 2022

	Consolidated	Less: UPC	Plus: Pro Forma Adjustments		Pro Forma Consolidated
ASSETS					
Investments, at fair value:					
Fixed maturities, available-for-sale	$ 492,251	$ 206,456	$ —		$ 285,795
Equity securities	36,495	22,317	—		14,178
Other investments	16,609	13,472	—		3,137
Total investments	$ 545,355	$ 242,245	$ —		$ 303,110
Cash and cash equivalents	180,947	99,094	—		81,853
Restricted cash	42,300	4,723	—		37,577
Total cash, cash equivalents and restricted cash	$ 223,247	$ 103,817	$ —		$ 119,430
Accrued investment income	3,203	1,410	—		1,793
Property and equipment, net	26,709	—	(96)	a	26,613
Premiums receivable, net	45,214	13,749	—		31,465
Reinsurance recoverable on paid and unpaid losses, net	1,547,282	1,081,452	—		465,830
Ceded unearned premiums	373,558	217,795	—		155,763
Goodwill	59,476	—	—		59,476
Deferred policy acquisition costs, net	71,204	(16,473)	—		87,677
Intangible assets, net	15,940	—	(410)	b	15,530
Other assets, net	30,939	32,341	1,402	c	—
Total Assets	$ 2,942,127	$ 1,676,336	$ 896		$ 1,266,687
LIABILITIES AND STOCKHOLDERS' EQUITY					
Liabilities:					
Unpaid losses and loss adjustment expenses	$ 1,679,567	$ 1,138,635	$ —		$ 540,932
Unearned premiums	612,904	328,276	—		284,628
Reinsurance payable on premiums	200,568	122,223	—		78,345
Payments outstanding	105,200	104,198	—		1,002
Accounts payable and accrued expenses	76,358	(43,065)	—		119,423
Operating lease liability	1,416	—	—		1,416
Other liabilities	32,996	11,762	1,296	d	22,530
Notes payable, net	152,684	4,412	—		148,272
Total Liabilities	$ 2,861,693	$ 1,666,441	$ 1,296		$ 1,196,548
Stockholders' Equity:					
Preferred stock, $0.0001 par value	$ —	$ —	$ —		$ —
Common stock, $0.0001 par value	4	—	—		4
Additional paid-in capital	395,192	—	—		395,192
Treasury shares, at cost	(431)	—	—		(431)
Accumulated other comprehensive loss	(64,805)	(24,518)	—		(40,287)
Retained earnings (deficit)	(249,526)	34,413	(400)	e	(284,339)
Total stockholders' equity attributable to United Insurance Holdings Corp. (UIHC) stockholders	$ 80,434	$ 9,895	$ (400)		$ 70,139
Noncontrolling interests (NCI)	—	—	—		—
Total Stockholders' Equity	$ 80,434	$ 9,895	$ (400)		$ 70,139
Total Liabilities and Stockholders' Equity	$ 2,942,127	$ 1,676,336	$ 896		$ 1,266,687

UNITED INSURANCE HOLDINGS CORP.

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)

	Nine Months Ended September 30, 2022			
	Consolidated	Less: UPC	Plus: Pro Forma Adjustments	Pro Forma Consolidated
REVENUE:				
Gross premiums written	$ 894,824	$ 441,625	$ —	$ 453,199
Change in gross unearned premiums	32,036	94,659	—	(62,623)
Gross premiums earned	926,860	536,284	—	390,576
Ceded premiums earned	(598,411)	(400,339)	—	(198,072)
Net premiums earned	328,449	135,945	—	192,504
Net investment income	9,887	4,408	—	5,479
Net realized investment losses	(1,856)	(1,811)	—	(45)
Net unrealized losses on equity securities	(9,870)	(5,813)	—	(4,057)
Management Fee Income	—	(131,418)	—	131,418
Other revenue	15,337	(9,645)	—	24,982
Total revenues	341,947	(8,334)	—	350,281
EXPENSES:				
Losses and loss adjustment expenses	298,670	186,526	—	112,144
Policy acquisition costs	93,948	(56,862)	—	150,810
Operating expenses	34,882	5,388	—	29,494
General and administrative expenses	56,890	1,936	—	54,954
Interest expense	7,165	84	—	7,081
Total expenses	491,555	137,072	—	354,483
Loss before other income	(149,608)	(145,406)	—	(4,202)
Other income (loss)	1,599	37	(506) f	1,056
Loss before income taxes	(148,009)	(145,369)	(506)	(3,146)
Provision (benefit) for income taxes	25,187	9,103	(106) g	15,978
Net loss	$ (173,196)	$ (154,472)	$ (400)	$ (19,124)
Less: Net loss attributable to NCI	(111)	—	—	(111)
Net loss attributable to UIHC	$ (173,085)	$ (154,472)	$ (400)	$ (19,013)
OTHER COMPREHENSIVE LOSS:				
Change in net unrealized losses on investments	(60,232)	(22,820)	—	(37,412)
Reclassification adjustment for net realized investment loss	1,856	1,811	—	45
Income tax benefit (expense) related to items of other comprehensive loss	49	(82)	—	131
Total comprehensive loss	$ (231,523)	$ (175,563)	$ (400)	$ (56,360)
Less: Comprehensive loss attributable to NCI	(164)	—	—	(164)
Comprehensive loss attributable to UIHC	$ (231,359)	$ (175,563)	$ (400)	$ (56,196)
Basic & Diluted weighted average shares outstanding	43,035,374			43,035,374
Earnings Available to UIHC common stockholders per share	(4.02)			(0.44)

UNITED INSURANCE HOLDINGS CORP.

Unaudited Pro Forma Condensed Balance Sheet
As of December 31, 2021

	Consolidated	Less: UPC	Plus: Pro Forma Adjustments		Pro Forma Consolidated
ASSETS					
Investments, at fair value:					
Fixed maturities, available-for-sale	$ 663,602	$ 316,933	$ —		$ 346,669
Equity securities	37,958	21,576	—		16,382
Other investments	18,006	14,844	—		3,162
Total investments	$ 719,566	$ 353,353	$ —		$ 366,213
Cash and cash equivalents	212,024	98,642	—		113,382
Restricted cash	33,254	421	—		32,833
Total cash, cash equivalents and restricted cash	$ 245,278	$ 99,063	$ —		$ 146,215
Accrued investment income	3,296	1,748	—		1,548
Property and equipment, net	31,561	—	(96)	a	31,465
Premiums receivable, net	79,166	25,191	—		53,975
Reinsurance recoverable on paid and unpaid losses, net	997,120	825,182	—		171,938
Ceded unearned premiums	430,631	318,302	—		112,329
Goodwill	73,045	—	(13,569)	b	59,476
Deferred policy acquisition costs, net	38,520	(59,531)	—		98,051
Intangible assets, net	18,375	—	(410)	c	17,965
Other assets, net	62,015	(75,260)	2,956	d	140,231
Total Assets	$ 2,698,573	$ 1,488,048	$ (11,119)		$ 1,199,406
LIABILITIES AND STOCKHOLDERS' EQUITY					
Liabilities:					
Unpaid losses and loss adjustment expenses	$ 1,084,450	$ 833,808	$ —		$ 250,642
Unearned premiums	644,940	386,599	—		258,341
Reinsurance payable on premiums	248,625	207,190	—		41,435
Payments outstanding	114,524	113,476	—		1,048
Accounts payable and accrued expenses	76,258	(4,619)	—		80,877
Operating lease liability	1,934	—	—		1,934
Other liabilities	39,324	32,216	—		7,108
Notes payable, net	156,561	5,294	—		151,267
Total Liabilities	$ 2,366,616	$ 1,573,964	$ —		$ 792,652
Stockholders' Equity:					
Preferred stock, $0.0001 par value	$ —	$ —	$ —		$ —
Common stock, $0.0001 par value	4	—	—		4
Additional paid-in capital	394,268	—	—		394,268
Treasury shares, at cost	(431)	—	—		(431)
Accumulated other comprehensive loss	(6,531)	(3,428)	—		(3,103)
Retained earnings (deficit)	(74,904)	(82,488)	(11,119)	e	(3,535)
Total stockholders' equity attributable to United Insurance Holdings Corp. (UIHC) stockholders	$ 312,406	$ (85,916)	$ (11,119)		$ 387,203
Noncontrolling interests (NCI)	19,551	—	—		19,551
Total Stockholders' Equity	$ 331,957	$ (85,916)	$ (11,119)		$ 406,754
Total Liabilities and Stockholders' Equity	$ 2,698,573	$ 1,488,048	$ (11,119)		$ 1,199,406

UNITED INSURANCE HOLDINGS CORP.

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)

	Year Ended December 31, 2021			
	Consolidated	UPC	Plus: Pro Forma Adjustments	Pro Forma Consolidated
REVENUE:				
Gross premiums written	$ 1,329,445	$ 844,918	$ —	$ 484,527
Change in gross unearned premiums	78,998	97,766	—	(18,768)
Gross premiums earned	1,408,443	942,684	—	465,759
Ceded premiums earned	(818,682)	(574,052)	—	(244,630)
Net premiums earned	589,761	368,632	—	221,129
Net investment income	13,772	7,871	—	5,901
Net realized investment gains	3,567	3,430	—	137
Net unrealized gains on equity securities	3,237	1,766	—	1,471
Management Fee Income	—	(243,116)	—	243,116
Other revenue	24,190	(13,723)	—	37,913
Total revenues	634,527	124,860	—	509,667
EXPENSES:				
Losses and loss adjustment expenses	422,134	315,401	—	106,733
Policy acquisition costs	173,574	(69,313)	—	242,887
Operating expenses	56,257	7,105	—	49,152
General and administrative expenses	57,212	968	13,569 b	69,813
Interest expense	9,391	88	—	9,303
Total expenses	718,568	254,249	13,569	477,888
Loss before other income	(84,041)	(129,389)	(13,569)	31,779
Other income (loss)	184	55	(506) f	(377)
Income (loss) before income taxes	(83,857)	(129,334)	(14,075)	31,402
Benefit for income taxes	(23,989)	(23,384)	(2,956) g	(3,561)
Net income (loss)	$ (59,868)	$ (105,950)	$ (11,119)	$ 34,963
Less: Net loss attributable to NCI	(1,949)	—	—	(1,949)
Net income (loss) attributable to UIHC	$ (57,919)	$ (105,950)	$ (11,119)	$ 36,912
OTHER COMPREHENSIVE LOSS:				
Change in net unrealized losses on investments	(18,267)	(8,611)	—	(9,656)
Reclassification adjustment for net realized investment gains	(3,567)	(3,430)	—	(137)
Income tax benefit related to items of other comprehensive loss	5,264	2,908	—	2,356
Total comprehensive income (loss)	$ (76,438)	$ (115,083)	$ (11,119)	$ 27,526
Less: Comprehensive loss attributable to NCI	(2,295)	—	—	(2,295)
Comprehensive income (loss) attributable to UIHC	$ (74,143)	$ (115,083)	$ (11,119)	$ 29,821
Basic weighted average shares outstanding	42,948,850			42,948,850
Diluted weighted average shares outstanding	42,948,850			43,330,958
Basic Earnings Available to UIHC common stockholders per share	(1.35)			0.86
Diluted Earnings Available to UIHC common stockholders per share	(1.35)			0.85

Pro Forma Adjustments The pro forma adjustments included in the unaudited pro form condensed financial statements are as follows: September 30, 2022 Adjustments: a. To eliminate historical assets. b. To eliminate historical intangible assets. c. To recognize the deferred tax asset from disposals, and re-class the remaining liability from other assets to other liabilities. d. To re-class the remaining liability from other assets to other liabilities. e. To recognize the income statement impact of the disposals. f. To eliminate the historical assets and intangible assets. g. To recognize the tax impact of the disposals. December 31, 2021 Adjustments: a. To eliminate historical assets. b. To impair historical goodwill. c. To eliminate historical intangible assets. d. To recognize the deferred tax asset from disposals and goodwill impairment. e. To recognize the income statement impact of the disposals and goodwill impairment. f. To eliminate historical assets and intangible assets. g. To recognize the tax impact of the disposals and impairment. UNITED INSURANCE HOLDINGS CORP.